UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018

FGL HOLDINGS
(Exact name of registrant as specified in its charter)

Cayman Islands	001-37779	98-1354810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sterling House 16 Wesley Street Hamilton HM CX, Bermuda
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 445-6758
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by FGL Holdings (the “Company”) on February 28, 2018 (the “Prior Form 8-K”), to correct certain information furnished in the Prior Form 8-K. Except as set forth herein, this Amendment does not modify or update any other disclosure contained in the Prior Form 8-K or exhibits thereto.

Item 2.02.	Results of Operations and Financial Condition.

The following information, including the Exhibit referenced in this Item 2.02, is being furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
On February 28, 2018, the Company furnished a financial supplement relating to its results of operations for the quarter ended December 31, 2017. An updated financial supplement is being furnished hereunder as Exhibit 99.2 to correct certain information under the column titled “One Month Ended December 31, 2017” in the table titled “Consolidated Financial Highlights,” the column titled “December 31, 2017” in the table titled “Condensed Consolidated Balance Sheets” and the column titled “December 31, 2017” in the table titled “Capitalization/Book Value per Share.” This newly furnished financial supplement replaces the financial supplement previously furnished under Item 2.02 as Exhibit 99.2 to the Prior Form 8-K. For ease of reference, the items corrected in each table include the following:

•
Under the “Consolidated Financial Highlights” table, items titled “Total equity,” “Total equity excluding Accumulated Other Comprehensive Income (AOCI),” “GAAP Book value per common share,” “GAAP Book value per common share excluding AOCI” and “Debt to total Capitalization excluding AOCI”;

•
Under the “Condensed Consolidated Balance Sheets” table, items titled “Reinsurance recoverable,” “Intangibles, net,” “Deferred tax assets, net,” “Goodwill,” “Other assets,” “Other liabilities,” “Total liabilities,” “Additional paid-in capital” and “Total shareholders’ equity”; and

•
Under the “Capitalization/Book Value per Share” table, items titled “Total debt,” “Total shareholders’ equity,” “Total capitalization,” “Total capitalization excluding AOCI,” “Common shareholders’ equity,” “Total common shareholders’ equity excluding AOCI,” “GAAP Book value per common share including AOCI,” “GAAP Book value per common share excluding AOCI” and “Long-term debt/Total capitalization excluding AOCI.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.2	Financial Supplement of FGL Holdings dated March 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY & GUARANTY LIFE

/s/ Eric L. Marhoun
Eric L. Marhoun
General Counsel and Secretary

Dated: March 15, 2018